UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 24, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

            Delaware                     1-5046              94-1444798
---------------------------------   -----------------   -------------------
  (State or other jurisdiction         (Commission       (IRS Employer
        of incorporation)             File Number)      Identification No.)

 2855 Campus Drive, Suite 300, San Mateo, California         94403
-----------------------------------------------------   -------------------
      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (650) 378-5200

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On July 24, 2007, David S. McClimon ceased serving as Senior Vice President of the Company and President of Con-way Freight, Inc., the Company's less-than-truckload trucking company. Mr. McClimon has agreed to continue to serve in an advisory role during a transition period.

ITEM 7.01  REGULATION FD

    On July 24, 2007, John G. Labrie, formerly the Company's Senior Vice President of Strategy and Enterprise Operations, was appointed Senior Vice President of the Company and President of Con-way Freight, Inc., the Company's less-than-truckload trucking company. Concurrently with this appointment, Mr. Labrie's annual base salary was increased from $348,140 to $400,036.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CON-WAY INC.



                                By: /s/ Jennifer W. Pileggi
                                    --------------------
                                Name:  Jennifer W. Pileggi
                                Title: Senior Vice President,
                                       General Counsel &
                                       Secretary

Date: July 26, 2007